UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2024

THE GORMAN-RUPP COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or other jurisdiction of Incorporation)

1-6747	34-0253990
(Commission File Number)	(I.R.S. Employee Identification No.)

600 South Airport Road, Mansfield, Ohio	44903
(Address of Principal Executive Offices)	(Zip Code)

(419) 755-1011

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, without par value	GRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 25, 2024, The Gorman-Rupp Company (The “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”), where the Company’s shareholders approved The Gorman-Rupp Company 2024 Omnibus Incentive Plan (the “Incentive Plan”). Under the Incentive Plan, employees, Directors and other service providers of the Company may be granted the following types of awards with respect to the Company’s common shares: restricted stock, restricted stock units, performance-based awards, incentive stock options, nonqualified stock options, stock appreciation rights, and other share-based awards. Subject to adjustment as provided in the Incentive Plan, the total number of Company common shares, without par value, available for issuance under the Incentive Plan is 1,239,271 shares. The material terms of the Incentive Plan are summarized in the Company’s definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 25, 2024.

Awards made under the Incentive Plan will be subject to the terms of a corresponding award agreement outlining the specific terms and conditions applicable to each award. Contemporaneously with the adoption of the Incentive Plan, the Company adopted a form of Restricted Stock Unit Grant Agreement (the “Form of Restricted Stock Unit Agreement”), form of Performance Share Grant Agreement (the “Form of Performance Share Agreement”) and a form of Director Restricted Stock Agreement (the “Form of Director Restricted Stock Agreement”), which may be used for future awards under the Incentive Plan.

The foregoing description of the Incentive Plan is qualified in its entirety by reference to the full text of the Incentive Plan, the Form of Restricted Stock Unit Agreement, the Form of Performance Share Grant Agreement and the Form of Director Restricted Stock Agreement, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Annual Meeting was held on April 25, 2024 virtually via webcast. As of the record date, there were a total of 26,218,334 common shares outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 23,535,452 common shares were represented in person or by proxy; therefore, a quorum was present. Set forth below are the matters acted upon by the Company’s shareholders at the Annual Meeting and the final voting results on each such matter.

1.

Fix the number of Directors of the Company at eight and to elect eight Directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. The voting results were as follows:

Name	For	Withheld	Broker Non-Votes
Donald H. Bullock, Jr.	20,008,369	1,183,454	2,343,630
Jeffrey S. Gorman	21,113,983	240,891	2,180,579
M. Ann Harlan	21,094,190	260,683	2,180,579
Scott A. King	21,221,201	133,672	2,180,579
Christopher H. Lake	20,930,768	421,105	2,183,579
Sonja K. McClelland	21,249,118	113,403	2,172,931
Vincent K. Petrella	21,157,435	205,085	2,172,932
Kenneth R. Reynolds	20,919,257	440,264	2,175,931

2.	Approve, on an advisory basis, the compensation of the Company’s named Executive Officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
20,901,546	403,283	57,692	2,172,932

3.	Approve and adopt The Gorman-Rupp Company 2024 Omnibus Incentive Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
21,000,355	272,908	89,256	2,172,934

4.	Ratify the appointment of Ernst & Young LLP as independent registered public accountants for the Company during the year ending December 31, 2024. The voting results were as follows:

For	Against	Abstain
23,189,224	285,131	61,097

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit

(10.1)	The Gorman-Rupp Company 2024 Omnibus Incentive Plan

(10.2)	Form of Restricted Stock Unit Grant Agreement

(10.3)	Form of Performance Share Grant Agreement

(10.4)	Form of Director Restricted Stock Agreement

(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GORMAN-RUPP COMPANY

By	/s/ Brigette A. Burnell
Brigette A. Burnell
Executive Vice President, General Counsel and Corporate Secretary

April 30, 2024